GBS

GBS Enterprises Inc.

Cloud Computing

Investment Opportunity

September 2011

company presentation

Disclaimer

This Presentation has been prepared by GBS Enterprises Incorporated the 'Company') listed on the OTCBB under the stock symbol GBSX; who beneficially owns approximately 50.1% of GROUP Business Software AG, ('GROUP'), located in Frankfurt, Germany. This Presentation is being furnished through the GBSX's management team, for informational purposes solely for use by prospective accredited investors in considering their interest in a possible transaction involving the Company. No part of these pages, either text or image maybe used for any purpose other than personal use. Therefore, reproduction, modification, storage in a retrieval system or retransmission, in any form or by any means, electronic, mechanical or otherwise, for reasons other than personal use, is strictly prohibited without prior written permission.

SAFE HARBOR LANGUAGE

This Presentation may include forward-looking statements related to the Company and GROUP that involve risks, including, but not limited to, product delivery, the management of growth, market acceptance of certain products of other risks. These forward-looking statements are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For further information about these factors that could affect the Company's future results, please refer to the Company's filings with the Securities and Exchange Commission. Prospective investors and shareholders are cautioned that any such forward-looking statements are not guarantees of future performance and involves risk and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.

This information contained herein has been prepared to assist interested parties in making their own evaluation and does not purport to be all-inclusive or to contain all the information that a prospective buyer or investor may desire or that may be required in order to properly evaluate the opportunity discussed. In all cases, interested parties should conduct their own investigation and analysis of the data set forth in this Presentation. Industry data and statistics have been obtained or derived from the management team and published industry sources.

GBSX has not independently verified any of the information contained herein. GBSX nor their respective affiliates make any representation or warranty (expressed or implied) as to the accuracy or completeness of this Presentation or any statements, estimates or projections contained herein, and none of them will have any liability for the recipient's use of this Presentation or any other oral, written or other communications transmitted to the recipient in the course of its evaluation of GBSX and this opportunity. This Presentation includes certain statements, estimates and projections provided by, and with respect to the anticipated future performance of GBSX. Such statements, estimates and projections reflect various assumptions and elements of subjective judgment made by management concerning anticipated results, which are subject to business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and which may or may not prove to be correct. This Presentation contains certain projected financial information that reflects management's projections as to anticipated future results based upon assumptions that are inherently uncertain, including assumptions as to the size of the markets in which it expects to compete, GBSX's market share, general industry conditions and other factors. The assumptions are based upon management's judgment. As a result, no representation or warranty is made as to the feasibility of the projected financial information included in this Presentation.

By accepting the Presentation, you acknowledge that: (1) the information will be used by you solely for the purpose of evaluating a transaction involving GBSX; (2) you will not reproduce the Presentation in whole or in part and will not distribute all or any portion of the Presentation to any person other than a limited number of your employees or representatives who have a need to know such information for the purpose set forth in (1) above and who are informed by you of the confidential nature of such information; and (3) if you do not wish to pursue a transaction you will destroy or return the Presentation to the "Ott team" together with any copies of the Presentation or other material relating to the properties discussed which you may have received from the management team.

GBS Enterprises Incorporated

- **A Software and Services company, specializing in:**
  - Cloud Automation Technology
  - Modernization, Transformation and Migration of Business Software Applications
  - GBS is also is the world's largest provider of applications for IBM's Lotus Notes and Domino markets.

- **Headquartered in New York, NY, the Company has offices throughout Europe, Asia and North America.**

- **GBS Enterprises, Inc. listed on the OTCBB under the stock symbol GBSX**

- **GBS serves over 5,000,000 active users with over 3,500 customers in 38 countries, the majority of which are global enterprise sized companies including:**

Sample Customer Mix

ADP

BASF The Chemical Company

BAYER

British American Tobacco

Coca-Cola

DAIMLER

Deutsche Bank

DU PONT

gsk GlaxoSmithKline

Heineken

PRICEWATERHOUSECOOPERS

HSBC

MERCK

MICHELIN A better way forward

Miele

Pfizer

NOVARTIS

REUTERS

HONDA

TOYOTA

ZURICH

GBS

GBS Enterprises, Inc - Management Team

Joerg Ott	Chairman and Chief Executive Officer	▪ Founder OUTPUT! GmbH (sales training), GlobalWords (machine-translation based multilingual service), InterFair, TalkPower (call-centers) ▪ European Union Entrepreneur Forum expert for entrepreneurship and development of business plans for innovative ideas ▪ Earned his MBA at Passau University focusing on operations, research and finance; an OPM graduate and Harvard Alumnus since 2009 ▪ Acquired and consolidated several industry leading companies in the Lotus Software market: GROUP, TJ, GEDYS, Relavis, IT Factory, Lotus911, Permessa, Salesplace ▪ Extensive industry expertise in M & A, including financial restructuring of publicly traded companies in Europe ▪ Responsibilities include setting strategy and vision, capital allocation, investor relations, corporate culture development and direct responsibility for nurturing, managing and integrating strategic business and technology acquisitions	20 + yrs.
Gary MacDonald	Executive Vice President and Chief Corporate Development Officer	▪ A broad background in engineering, marketing, sales, corporate development and general management. Extensive experience in both start-ups and enterprise level organizations such as Intel Corporation and successful high growth entrepreneurial companies such as Kingston Technology Company where he was Senior Vice President ▪ Founding CEO of PiNG PoNG Technologies, an artificial intelligence software company, and co-founder of Raydiance Incorporated, an award winning pioneer in advanced ultra short pulse laser technology ▪ Primary responsibilities at GBS include corporate financial strategy, corporate development, investor relations, and M & A affairs	30 + yrs.
Ron Everett	Chief Financial Officer (GBS Enterprises)	▪ Founder and Director of Business Valuation Center, previously with a variety of financial services companies including Ernst & Young, Technology Ventures International, CBIZ Valuation Counselors, and Systems Architects ▪ Primary responsibilities include operational support and strategic guidance on all financial matters, supervises internal and external financial reporting, budget management, forecasting needs, and planning analysis relative to finance	30 + yrs.

History = Growth by Acquisition

GBS has performed ~ 30 merger & acquisitions

Inflection Point

Example Acquisitions


IntraWare
GEDYS
TJGROUP
arcaTRUST
ebvokus
GROUP TECHNOLOGIES
RELAVIS
immedi@te
Lotus911
PERMESSA
IT FACTORY
Salesplace
FastWorks
GroupWare
PAVONE
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Eight Projected Acquisitions in 2011

Business Overview – Three Prongs

Transformation, Modernization, and Migration

(IBM Lotus Business Applications)

Transformer

"Transformer" – A break through technology that converts existing Lotus applications to be client-independent and web-enabled ['cloud ready']

Cloud Automation Platform Technology (CAP)

CAP

- Cloud Automation Platform a market changing' technology that is 18 to 24 months ahead of the market.
- An 'agnostic platform'

  Multiple partnering opportunities worldwide with such companies as IBM and other OEMs, IT Service organizations, TeleCos, Data Centers, sold through vendor sales channels

Business Application Software and Solutions

Apps

- Application portfolio for IBM Lotus Notes (Messaging, Analytics, Compliance, Archiving, Security, CRM, GRC, eBanking, ...)

IBM Centric Opportunities

Based on "Transformer " and Cloud Automation Platform

IBM Lotus Market "Transformer" Opportunities
(Direct and Partner Based Opportunities)

- Revenue Model = (Assessment + Per Application Fee)
- Estimated Average Fee = $3,500

IBM ISSL – GBS Reseller Partnership
(Transform Existing Lotus Applications to be 'cloud ready' plus bundle opportunities with IBM's 'Lotus Live' and Cloud Automation Platform)

IBM Global Services OEM Partnership
(Data Centers - Outsourcing)

Revenue per Application Transformation = ~ $1,000

- Cloud Platform Revenue Model = $20,000(estimated)/customer/month
- Sales Channel = IBM Sales Force

GBS

The Transformer Opportunity

- **The Challenge 'You can't get there from here'**
  - Existing Lotus Applications cannot be run in the cloud

- **The Opportunity**
  - GBS's "Transfomer" automatically transforms applications into Java Xpages ('cloud ready').
    - Average fee = $3,500 per application (Direct Sales) / $1,000 per application (Indirect Sales)
  - TAM = 17,500 Existing IBM Midsize to Enterprise Customers
  - 18,000,000 applications
  - Assume 6,000,000 to 8,000,000 are candidates for modernization/migration
  - At 6,000,000 applications market opportunity = **$30,000,000,000**
  - Window of Opportunity will last 5 to 7 years

GBS

Cloud Computing
"The Next Generation of Outsourcing" (Gartner)

- "Cloud computing will be the single biggest creation of wealth in the history of business" *Wall Street Journal*
- "We are in the midst of a fundamental shift as more enterprises start to use services enabled by cloud technologies." *Gartner, November 2010*
- InStat estimates that by 2014 the US market will spend $13 Billion in cloud computing
- March 2011 IBM's CEO Sam Palmisano stated that by 2015 IBM would generate $7 Billion from the cloud


Billions of Dollars
Growth of Cloud-Based Applications (Gartner)
25
20
15
10
5
0
2009
2010
2011
2012
2013
2014

Cloud Automation Platform

CAP

Market Opportunity

- **30%** of all software delivered will be ‘as-a-Service’ by 2014
- Platform architecture provides for multiple Cloud Strategies
  - Private/Public Cloud/Hybrid
- Application Simplification and Management
- SaaS Enablement for ISVs

GBS

Accolades and Industry Recognition

- **2011 IBM Best Seller Award Winner: Best Cloud Solution Partner**
- **2011 IBM Beacon Award Finalist**
- **2010 INNOVATIONSPREIS-IT Award: Cloud Computing Category**
- **2010 Lotus Award Winner: CTO Award for Innovation**
- **Experton** positioned as Leader for Cloud Management in report: *Cloud Vendor Benchmark 2011*
- **Experton** positioned as Challenger for PaaS in report: *Cloud Vendor Benchmark 2011*
- **Gartner** positioned in report: *Spectrum of Potential Web Platform Service Providers*
- **Saugatuck** positioned as a SaaS Enablement Platform in report: *Platform-as-a-Service Evolves, Setting the Stage for Cloud Computing*
- **Goldman Sachs** positioned as a Development platform in report: *Investing for the next stage in software-as-a-service*

Financial Projection

Revenue projections do not reflect significant contributions from strategic Channel Partners

Income Statement (summary) in '000 USD		2010/2011	2011/2012 (Forecast)	2012/2013 (estimated)
Revenue				
	Licence	8.044	11.835	23.656
	Service	5.264	11.951	29.725
	Maintenance	9.616	12.569	13.341
	Subscription	-	185	8.925
	Other	4.783	4.285	5.252
Total Revenue		***$ 27.707***	***$ 40.825***	***$ 80.899***

GBS

Capitalization

- GBS has 22.5MM shares issued and outstanding; 6MM warrants
- GBS trades on OTCBB: **GBSX**
- GBS closed in March on a $7.55MM financing
- S1 to be submitted in October to call $9MM warrant coverage
- GBS intends to apply for NASDAQ listing in early 2012
- GBS plans NASDAQ listing with $40MM capital raise in 2012